SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________

FORM 8-K
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CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO. 000-51503

Date of Report: February 27, 2012

Scrap China Corporation
(Exact name of registrant as specified in its charter)

Utah	81-0674073
(State of other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

4804 Skycrest Park Cove Salt Lake City, Utah	84108
(Address of principal executive offices)	(Zip Code)

801-531-0404
(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01             Other Events – Articles of Dissolution

On October 5, 2011 Scrap China Corporation filed a Form 8K notification that Articles of Dissolution had been filed with the State of Utah on October 3, 2011 and that the Board of Directors had proceeded with the dissolution of the Company in accordance with the results of the shareholder vote held at a Meeting of the Shareholders on August 16, 2011.

The Meeting of Shareholders had been called to ratify the consent resolution of the Board of Directors of Scrap China Corporation regarding dissolution of the Company, subject to the terms and conditions set forth in the Definitive Proxy Statement, Schedule 14A, filed on July 19, 2011.

The results of the shareholder vote at the meeting were as follows:

Dissolution of the Company in accordance with the terms and conditions set forth in the proxy statement.

For	Against/Withheld	Abstain	Broker Non-Votes
4,705,866	20	0	0

The stock transfer books for Scrap China Corporation have now been closed.

The dissolution of Scrap China Corporation is now finalized.  Accordingly, the Company is suspending the filing of reports under Section 13 of the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2012	Scrap China Corporation

	By:	/s/ Paul Roszel
Paul Roszel, President and Chairman of the Board of Directors